                                                            Exhibit 26(h)(14)(v)
                   AMENDMENT NO. 4 TO PARTICIPATION AGREEMENT
                                  by and among
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                        Minnesota Life Insurance Company
                        Securian Financial Services, Inc.

      Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us") and Minnesota Life Insurance Company ("you") and Securian Financial Services, Inc., ("Distributor"), on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated as of May 1, 2000 (the "Agreement"). The parties now desire to amend the Agreement in this amendment (the "Amendment").

      Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                               A M E N D M E N T

      For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Schedule D of the Agreement is superceded and replaced in its entirety by the Schedule D attached hereto; and

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of May 2, 2005.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment.

The Company:                        MINNESOTA LIFE INSURANCE COMPANY

                                    By: /s/  Robert J. Ehren
                                        ----------------------------------------
                                    Name: Robert J. Ehren
                                    Title: Vice President

The Distributor:                    SECURIAN FINANCIAL SERVICES, INC.

                                    By: /s/ George I. Connolly
                                        ----------------------------------------
                                    Name: George I. Connolly
                                    Title: President and Chief Executive Officer

The Trust:                          FRANKLIN TEMPLETON VARIABLE INSURANCE
                                    PRODUCTS TRUST

   Only on behalf of
   each Portfolio listed
   on Schedule C of
   the Agreement.                   By: /s/ Karen L. Skidmore
                                        ----------------------------------------
                                    Name: Karen L. Skidmore
                                    Title: Assistant Vice President

The Underwriter:                    FRANKLIN/TEMPLETON DISTRIBUTORS, INC.

                                    By: /s/ Scott M. Lee
                                        ----------------------------------------
                                    Name: Scott M. Lee, CFA
                                    Title: Senior Vice President

                                   SCHEDULE D
                            (AS AMENDED MAY 2, 2005)

                            CONTRACTS OF THE COMPANY

               PRODUCT NAME              SEPARATE ACCOUNT NAME
#             REGISTERED Y/N                REGISTERED Y/N
         1933 ACT #, STATE FORM ID            1940 ACT #                CLASSES OF SHARES AND PORTFOLIOS
---   -------------------------------   ------------------------   --------------------------------------------
01    MultiOption Flex/Single Annuity   Variable Annuity Account   Class 2 shares:
      Yes                               Yes                        Franklin Small Cap Fund
      2-97564                           811-4294                   Templeton Developing Markets Securities Fund
      84-9091                                                      Templeton Global Asset Allocation Fund

02    MultiOption Select Annuity        Variable Annuity Account   Class 2 shares:
      Yes                               Yes                        Franklin Small Cap Fund
      33-80733                          811-4294                   Templeton Developing Markets Securities Fund
      MHC 92-9307                                                  Templeton Global Asset Allocation Fund

03    MegAnnuity                        Variable Annuity Account   Class 2 shares:
      Yes                               Yes                        Franklin Small Cap Fund
      33-12333                          811-4294                   Templeton Developing Markets Securities Fund
      87-9254                                                      Templeton Global Asset Allocation Fund

04    MultiOption Achiever Annuity      Variable Annuity Account   Class 2 shares:
      Yes                               Yes                        Franklin Small Cap Fund
      333-79049                         811-4294                   Franklin Large Cap Growth Securities Fund
      99-70017                                                     Mutual Shares Securities Fund
                                                                   Templeton Developing Markets Securities Fund
                                                                   Templeton Global Asset Allocation Fund

05    MultiOption Classic Annuity       Variable Annuity Account   Class 2 shares:
      Yes                               Yes                        Franklin Small Cap Fund
      333-79069                         811-4294                   Franklin Large Cap Growth Securities Fund
      99-70016                                                     Mutual Shares Securities Fund
                                                                   Templeton Developing Markets Securities Fund
                                                                   Templeton Global Asset Allocation Fund

06    MultiOption Advisor Annuity       Variable Annuity Account   Class 2 shares:
      Yes                               Yes                        Franklin Small Cap Fund
      333-91784                         811-4294                   Franklin Large Cap Growth Securities Fund
      02-70067                                                     Mutual Shares Securities Fund
                                                                   Templeton Developing Markets Securities Fund

07    Variable Adjustable Life          Minnesota Life Variable    Class 2 shares:
      Yes                               Account                    Franklin Small Cap Fund
      33-3233                           Yes                        Franklin Large Cap Growth Securities Fund
      99-680                            811-4585                   Mutual Shares Securities Fund
                                                                   Templeton Global Asset Allocation Fund
                                                                   Templeton Developing Markets Securities Fund

08    Variable Adjustable Life
      Second Death                      Minnesota Life Variable    Class 2 shares:
      Yes                               Account                    Franklin Small Cap Fund
      33-64395                          Yes                        Franklin Large Cap Growth Securities Fund
      MHC 98-690                        811-4585                   Mutual Shares Securities Fund
                                                                   Templeton Developing Markets Securities Fund
                                                                   Templeton Global Asset Allocation Fund

            PRODUCT NAME           SEPARATE ACCOUNT NAME
#          REGISTERED Y/N             REGISTERED Y/N
      1933 ACT #, STATE FORM ID         1940 ACT #               CLASSES OF SHARES AND PORTFOLIOS
---   -------------------------   -----------------------   --------------------------------------------
09    Variable Adjustable Life-   Minnesota Life Variable   Class 2 shares:
      Horizon                     Account                   Franklin Small Cap Fund
      Yes                         Yes                       Franklin Large Cap Growth Securities Fund
      333-96383                   811-4585                  Mutual Shares Securities Fund
      99-680                                                Templeton Developing Markets Securities Fund
                                                            Templeton Global Asset Allocation Fund

10    Variable Adjustable Life    Minnesota Life Variable   Class 2 shares:
      Summit                      Life Account              Franklin Small Cap Fund
      Yes                         Yes                       Franklin Large Cap Growth Securities Fund
      333-109853                  811-4585                  Mutual Shares Securities Fund
      03-640                                                Templeton Developing Markets Securities Fund
                                                            Templeton Global Asset Allocation Fund

11    Variable Adjustable Life    Minnesota Life Variable   Class 2 shares:
      Survivor                    Life Account              Franklin Small Cap Fund
      Yes                         Yes                       Franklin Large Cap Growth Securities Fund
      333-120704                  811-4585                  Mutual Shares Securities Fund
      04-690                                                Templeton Developing Markets Securities Fund
                                                            Templeton Global Asset Allocation Fund

                                      D-2